Exhibit 99.1

FBR & CO. (NASDAQ: FBRC) CAUTIONARY STATEMENT

FBR & Co. was formed as a Virginia corporation in June 2006 to be the holding company for FBRC.
This document is intended for information purposes only, and shall not constitute a solicitation or an offer to buy or sell, any security or services, or an endorsement of any particular investment strategy.
This document is intended solely for the use of the party to whom FBR has provided it, and is not to be reprinted or redistributed without the permission of FBR. All references to “FBR” refer to FBR &
Co. and its subsidiaries as appropriate. Investment banking, sales, trading, and research services¹
are provided by FBR Capital Markets & Co., Inc. (FBRC). FBRC is a broker-dealer registered with the SEC and is a member of FINRA. Loan Trading services are provided by FBR’s affiliate – FBR
Capital Markets LT, Inc.
CAUTIONS ABOUT FORWARD-LOOKING INFORMATION
This presentation and the information incorporated by reference in this presentation include forward looking statements within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Some of the forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “plans,” “estimates” or “anticipates” or the negative of those words or other comparable terminology. Statements concerning projections, future performance developments, events, revenues, expenses, earnings, run rates, and any other guidance on present or future periods constitute forward-looking statements. Such statements include, but are not limited to, those relating to the effects of growth, revenues and earnings, our principal investing activities, levels of assets under management and our current equity capital levels. Forward-looking statements involve risks and uncertainties. You should be aware that a number of important factors could cause our actual results to differ materially from those in the forward-looking statements. These factors include, but are not limited to, deterioration in the business environment in the specific sectors in which we focus or a decline in the market for securities of companies within these sectors, substantial fluctuations in our financial results, our ability to retain senior professionals, pricing and other competitive pressures, changes in laws and regulations and industry practices that affect our sales and trading business, incurrence of losses in the future, the singular nature of our capital markets and strategic advisory engagements, competition among financial services firms for business and personnel, larger and more frequent capital commitments in our trading and underwriting business, limitations on our access to capital, infrastructure or operational failures, the overall environment for interest rates, changes in our business strategy, and our ability to deploy offering proceeds. We will not necessarily update the information presented or incorporated by reference in this presentation if any of these forward looking statements turn out to be inaccurate. Risks affecting our business are described throughout our annual report on Form 10-K and our quarterly reports on Form 10-Q, especially in the section entitled “Risk Factors”, filed with the Securities and Exchange Commission. Our latest annual report and quarterly reports should be read for a complete understanding of our business and the risks associated with our business.
1. Research is provided by FBRC’s Research department, which is independent from the Investment Banking department of FBRC, and has the sole authority to determine which companies receive research coverage and the recommendation contained in the coverage. In the normal course of its business, FBRC seeks to perform investment banking and other fee generating services for companies that are the subject of FBRC research reports.  Research analysts are eligible to receive bonus compensation that is based on FBRC’s overall operating revenues, including revenues generated by FBRC’s investment banking department. Specific information is contained in each research report concerning FBRC’s relationship with the company that is the subject of the report.

FBR HIGHLIGHTS

1. Employee data as of 8/31/2014. 2. Balance sheet data as of 6/30/2014; total shares outstanding of 10,626,000 used for per share calculations. 3. Repurchase data through 8/31/2014.
2
3
Ticker:  FBRC
Founded:  1989
Employees
1
: 305
Headquarters:
Arlington, VA
Offices:
Boston, MA
Houston, TX
Irvine, CA
New York, NY
San Francisco,
CA
Leading Middle Market Equities Franchise
A top tier middle market initial equity underwriter
Dominance in strong and defensible banking niche with overwhelming market share in core product
Complementary Sales, Trading and Research with extensive client coverage
Stable Revenue and Profitability Creating Opportunities for Growth
and Strategic Capital Management
Unique revenue mix generates 35% operating margin before non-comp fixed cost, coupled with lower costs, allows profitability in a wide variety of market conditions
One of the industry leaders in revenue per head driving consistent earnings
Undertaking complementary growth in industry verticals, products and business lines
Returning significant value to shareholders with over $166 million in accretive share repurchases since 2010
Highly Liquid, Transparent Balance Sheet
Cash and investable capital of approximately $306 million and no debt
Book value per share of $28.04 up 76% since 1/1/2012

What Makes Us Unique 3 * * * * * * * * * *

BOUTIQUE FOCUS, BULGE BRACKET CAPABILITIES

Investment Banking
Investment Banking
Mergers & Acquisitions
Restructuring & Recaps
Financial Sponsors
29 senior coverage and product bankers
Equity Capital Raising through Public
Offerings and Private Placements
(144As)
Equity-Linked Securities
High Yield and Leveraged Loans
Broad industry coverage with highly-disciplined
analytical underwriting process
Cash Equities
Equity-Linked Securities
Credit Trading
Listed Options
Securities Lending
29 Senior Institutional Equities Salespeople – ratio of
approximately 1:1 with writing Research Analysts
Market-Maker in over 1,300 Equity and Debt Securities
Cover more than 1,200 Institutional Investors
Use of FBR Capital in Trading
32 Publishing Analysts
Approximately 500 Companies under Research Coverage
7 Industry Sectors
Institutional Brokerage and Equities¹
Institutional Brokerage and Equities¹
Quality research
platform*
with extensive sector
coverage & well-regarded, highly-experienced analysts
A top initial equity bookrunner offering a range of products and services relevant to small and mid-cap clients
Broad distribution beyond the top 100 institutional accounts with diverse investor participation in FBR banking transactions
1. Data as of 6/30/2014. 2. Research is provided by FBRC’s Research department, which is independent from the Investment Banking department of FBRC, and has the sole authority to determine which companies receive research coverage and the recommendation contained in the coverage. In the normal course of its business, FBRC seeks to perform investment banking and other fee generating services for companies that are the subject of FBRC research reports.
Research analysts are eligible to receive bonus compensation that is based on FBRC’s overall operating revenues, including revenues generated by FBRC’s Investment Banking Department. Specific information is contained in each research report concerning FBRC’s relationship with the company that is the subject of the report.
Nimbleness, creativity, speed to market, focus on fundamentals
World class distribution
2
Healthcare
Insurance
Real Estate
Technology, Media &
Telecommunications
Consumer
Diversified Industrials
Energy & Natural Resources
Financial Institutions

RECOGNIZED LEADER IN INITIAL CAPITAL RAISING
1

Dominance in initial equity capital raising for mid-cap issuers over the last 5 years
Top initial equity bookrunner
#1 bookrunner in broadly-distributed institutional private placements across all industries 1
#1 bookrunner in initial common stock offerings across all industries
Leader in FBR core industries
#1 bookrunner in Financial Institutions
#1 bookrunner in Insurance
#9 bookrunner in Real Estate
Leading execution and performance
$13.3 billion in bookrun equity volume 4
17.2% average total return, creating $4.0 billion in shareholder value 5
Second best performing IPO in each of 2012 and 2013 6
1. Source: Dealogic. Apportioned credit to all book-running managers; Rank Eligible transactions only, US and Bermuda Issuers only. Issuer market cap < $1.5B. PIPO (144A) offerings only. 7/1/2009 – 6/30/2014. 2. Source: Dealogic. Apportioned credit to all book-
running managers; Rank Eligible and SEC registered transactions only, US and Bermuda Issuers only. Issuer market cap < $1.5B. Initial common stock offerings only (IPO and PIPO) 7/1/2009 – 6/30/2014. 3. Source: Dealogic. Apportioned credit to all book-running managers; Rank Eligible and SEC registered transactions only, US and Bermuda Issuers only. Issuer market cap < $1.5B. All common stock offerings only (IPO, FO, and PIPO) 7/1/2009 – 6/30/2014. 4. Unapportioned deal credit 7/1/2009 – 6/30/2014. 5. 144A to IPO /
listing date 7/1/2009 – 6/30/2014. 6. Source: FactSet
2
3
3
3

SMALL FIRM WITH A BOOKRUNNING EQUITY FRANCHISE

June 4, 2010
$1,001,000,000
Private Placement
Sole Placement Agent
April 24, 2012
$550,000,000
Private Placement
Financial Advisor &
Sole Placement Agent
Follow On
Lead Placement Agent
August 2010
$730,000,000
Early Stage Capital Raises
around High Return Ideas
Complicated Stories/ Over-
leveraged Capital Structures
Speed to Market Critical
Strong Aftermarket Performance
*pending FCC approval

DIFFERENTIATED DISTRIBUTION CAPABILITIES

1. FBR: 16 bookrun deals in 2013. Bulge Bracket 2013 average: 1 deal every 2.2 days (Citi 160 deals, Barclays 129 deals, BOA/ML 200 deals, Morgan Stanley 162 deals, Goldman Sachs 171 deals). 2. Headcount as of 6/30/2014.
FBR Typical Bulge Bracket
Bookrun Offerings 1
~1 every 30 days ~1 every other day
Research / Sales Ratio 2
1.1:1 2:1
Equity Salespeople
29 30 – 50
Publishing Analysts
32 50 – 75
Focus
– Limited number of active transactions allows time for extensive preparation and education on opportunities – full commitment of resources firmwide to successful completion of deals
Commitment
– Unlike competitors, FBR’s equity sales force is equal in size to the number of writing research analysts and remains focused on sole task of selling stock to investors
Reach
– Each salesperson covers large institutional investors as well as middle market, small funds, and family offices – active coverage of over 1,000 accounts rather than just the top 100

FOCUSED RESEARCH MODEL

3 - 4 core issues drive performance
FBR believes that both intermediate and long-term stock performance in public markets comes down to 3-4 core issues per company.  Tail issues may cause near-
term swings but are not focus of value creation.
Deep-dive research
FBR analysts do deep-dive research to thoroughly understand the core issues and develop an opinion on future direction.  The results are encapsulated in “The
Debate” – a concise and focused issue assessment.
Creative and timely resources and access to companies
FBR follows-up “The Debate” with further resources and exclusive events so investors can understand our conclusions and feel confident in our recommendations.
Fundamental
research combined with a unique Washington Policy perspective

RESEARCH COVERAGE 9 Growth in our Research Team in the last year has increased names under coverage by 150, expanding total coverage of S&P 500 to 31%

What Makes Us Consistently Profitable 10 * * * * * * * * * *

REVENUE MIX WEIGHTED TO HIGH MARGIN BANKING BUSINESS

Revenue Mix – High mix of banking-to-
brokerage revenue results in industry
leading revenue per head
Compensation / Net Revenue – Maintain
an appropriate and sustainable ratio of
compensation to net revenue
Low Fixed Costs – Leaner back office
provides more profitable employee base;
ongoing strict management of non-comp
fixed expenses keeps break-even low
Revenue Mix – Banking vs. Brokerage
1
January 1 – December 31, 2013
1. Source: 10K filings.   FBRC: Revenue of $38.3 million and estimated variable compensation of $17 million from NMI Holdings, Inc. investment banking transaction removed from 2013 and added to 2012 to reflect the transaction’s
April 2012 closing date. GAAP Net Revenue for 2013 and 2012 was $259.8 million and $151.5 million, respectively.
Compensation per Employee ($000s)
1
$0
$100
$200
$300
$400
$500
FBR COWN PJC JMP
2010 2011 2012 2013
By generating the largest portion of our revenue from the highest
ROE business (i.e., initial capital raising), FBR is able to pay for production and retain key employees

EQUITIES REVENUE GROWTH DESPITE DECLINING VOLUMES

.
Y/Y Quarterly Volume : Revenue Comparison
Quarterly Revenue ($)
Declining industry volumes and
commission levels challenging but FBR
continues to grow revenue year over year
– Gross commissions in July and
August of 2014 up
more than 15%
from the same period of 2013
Steadily increasing revenue in 6 of the
last 7 quarters with the exception of the
historically, seasonally slow third quarter
A primary driver of revenue growth has
been the addition of 7 senior analysts and
15 senior sales and sales-trading
personnel,
greatly expanding coverage
and creating more resource opportunities
for accounts

CONSISTENCY OF REVENUE
Annual Net Revenue ($ thousands)
Quarterly Net Revenue ($ millions)
1,2
1. Results as originally reported (asset management operations included in 2008 – 2011, excluded in 2012 and beyond as discontinued operations). 2008 Net Revenue excludes $81.3 million in investment losses. 2. Revenue from NMI
Holdings, Inc. investment banking transaction of $38.3 million removed from 1Q13 net revenue and added to 2Q12 net revenue to reflect its April 2012 transaction closing date. GAAP Net Revenue for 2013 and 2012 was $259.8 million and
$151.5 million, respectively, and for 1Q13 and 2Q12 and was $117.9 and $32.7, respectively. Earnings impact of change is estimated to be $20.5 million, which assumes $17 million variable compensation and 4% effective tax rate.
Despite quarterly lumpiness, annual revenue and earnings have been consistent and growing following the 2011 restructuring
1,2

FBR consistently profitable at revenue levels exceeding $500K in revenue / head
Reaching this benchmark allows us to properly balance the interests of shareholders and employees
Several years prior to 2011 restructuring, FBR running below $500K / head target – post-
restructuring stability of platform allows for steady revenue and earnings
REVENUE PER HEAD – KEY METRIC FOR FBR
Earnings Analysis 1
Revenue per Employee ($000s) 1
1. Source: SEC filings. FBRC: Revenue from NMI Holdings, Inc. investment banking transaction of $38.3 million removed from 2013 net revenue and added to 2012 net revenue to reflect its April 2012 transaction closing date.
GAAP Net Revenue for 2013 and 2012 was $259.8 million and $151.5 million, respectively. Earnings impact of change is estimated to be $20.5 million, which assumes $17 million variable compensation and 4% effective tax rate.
2. 2008 revenue per head excludes investment losses. 2008 GAAP Net Revenue was $181.9 million.

For Illustrative Purposes Only –prior year expense
and net income amounts recast using current year
expense rates / levels (see Annual Expense Rate
Assumptions)
$000’s
Annual
Expense Rate
Assumptions
2008
Recast
2
2009
Recast
2010
Recast
2011
Recast
2012
Recast
3
2013
Actual
3
1H 2014
Annualized
Adjusted net revenue (“NR”)
1
NA $  263,241 $  292,233 $  246,587 $  147,151 $  189,814 $  221,521 $  222,912
Compensation and benefits 56% of NR 147,415 163,650 138,089 82,405 106,296 127,720 126,740
Other variable costs 10% of NR 26,324 29,223 24,659 14,715 18,981 14,188 17,138
Non-comp. fixed costs $42mm 42,000 42,000 42,000 42,000 42,000 43,643 43,054
Net income before taxes $  47,502 $  57,359 $  41,840 $  8,031 $  22,537 $  35,970 $  35,980
Operating margin
18.0% 19.6% 17.0% 5.5% 11.9% 16.2% 16.1%
“RECAST” PRIOR YEAR COST STRUCTURE
1. As originally reported except as otherwise noted (i.e., asset management operations included in 2008 – 2011, excluded in 2012 and 2013 as discontinued
operations).  2.  2008 Adjusted Net Revenue excludes investment losses.  2008
GAAP Net Revenue was $181.9 million.  3. Revenue of $38.3 million from NMI
Holdings, Inc. investment banking transaction removed from 2013 Adjusted Net
Revenue and added to 2012 Adjusted Net Revenue to reflect the transaction’s
April 2012 closing date. GAAP Net Revenue for 2013 and 2012 was $259.8 million and $151.5 million, respectively. Related variable compensation of $17 million removed from 2013 Compensation & Benefits.  Net effect on 2013 Net
Income is $21.3 million.

Our Opportunities 16 * * * * * * * * * *

Stability of business platform and balance sheet supports strategic growth in industry verticals and complementary business lines to capitalize on competitive advantages
GROWTH INITIATIVES
Front end expansion – addition of 31 sales, trading and research professionals in 4Q13
– Widened primary pipe to drive higher commission levels
– Increased relevance to sales accounts
– Re-stocked research analyst coverage in Healthcare, Consumer, TMT, and Alternative Energy
– Created opportunity for building out banking in those industry verticals
Capitalizing on expanded banking opportunities in growth industries with senior level hiring –
already seeing meaningful revenue in added verticals
– Healthcare
– Technology, Media & Telecommunications
– Alternative Energy  / Renewables
Focused growth in advisory business with several dedicated M&A bankers embedded across industry verticals – healthy pipeline reflecting new expanded capabilities in high volume market
Acquired complementary securities lending business
– $600mm+ assigned from existing client base; solid growth potential from our strong capital levels
– Current high margin business with significant revenue growth potential
NOTE: Research is provided by FBRC’s Research department, which is independent from the Investment Banking department of FBRC, and has the sole authority to determine which companies receive research coverage and the recommendation contained in the coverage. In the normal course of its business, FBRC seeks to perform investment banking and other fee generating services for companies that are the subject of FBRC research reports. Research analysts are eligible to receive bonus compensation that is based on FBRC’s overall operating revenues, including revenues generated by FBRC’s Investment Banking Department. Specific information is contained in each research report concerning FBRC’s relationship with the company that is the subject of the report.

1.  All share amounts and prices reflect the 1 for 4 reverse stock split effected on 2/28/13. 2. GAAP basis.
AGGRESSIVELY RETURNING CAPITAL TO SHAREHOLDERS
1
Tangible Book Value per Share ²
Accretive Impact of Share Repurchases
Since 2010, FBR has repurchased ~51% of starting share count of 17,580,566 –
approximately half of that in the last 12 months alone – with a meaningfully accretive impact to Book Value / Share
Committed to holding share count at current levels or lower
Targeting inside ownership for 30%, which we believe to be achievable over the next three years, further aligning management and shareholder interests

Our Financials and Valuation 19 * * * * * * * * * *

Year ended December 31,
2013 2012
Investment banking $196,213 $90,669
Institutional brokerage 53,738 52,472
Net investment and other income 9,870 8,351
Total revenue $259,821 $151,492
Compensation and benefits $144,720 $82,672
Professional services 12,326 12,839
Business development 9,602 9,394
Clearing and brokerage fees 4,922 7,490
Occupancy and other operating expenses 30,981 35,169
Total expense $202,551 $147,564
Income (loss) from cont. operations before taxes $57,270 $3,928
Income tax (benefit) provision (27,483) (1,078)
Income (loss) from cont. operations, net of taxes $84,753 $5,006
Income from discontinued operations, net of taxes 8,159 24,685
Net income (loss) $92,912 $29,691
Compensation & benefits / revenue 56% 55%
Basic earnings per share $7.77 $2.24
Diluted earnings per share $7.17 $2.15
Weighted average shares - basic 11,963 13,274
Weighted average shares - diluted 12,960 13,798
Balances as of
June 30, 2014 Dec. 31, 2013
Cash and cash equivalents $176,905 $207,973
Receivables 335,865 10,092
Investments 192,907 152,424
Deferred tax assets, net 27,356 30,893
Other assets 13,088 9,190
Total assets $746,121 $410,572
Debt $0 $0
Other liabilities 448,184 119,795
Shareholders' equity 297,937 290,777
Total liabilities & shareholders' equity $746,121 $410,572
Tangible book value per share $28.04 $26.86
20
Balance Sheet Income Statement
Unlevered balance sheet and no debt
$176 million in cash
$298 million in shareholders’ equity
TRANSPARENT BALANCE SHEET WITH LIQUID ASSETS
GAAP presentation.  Does not include adjustment for NMI Holdings, Inc. transaction.
1.  Balance Sheet and Income Statement $ in thousands, except per share amounts
1

DELIVERING RESULTS SIMILAR TO ADVISORY PEERS

FBR EVR GHL LAZ Moelis
Revenue / Head $810k $765k $893k $830k $875k
Comp / Revenue 56% 63% 54% 64% 64%
Operating Margin 16% 18% 25% 21% 18%
ROE 15% 11% 16% 8% 16%*
Total Capital $290mm $503mm $277mm $630mm $309mm
Sources: Earnings Releases and SEC filings for public companies; Moelis information from S-1 filing. Operating margin calculated as Pre-Tax Profit / Net Revenue. FBRC: Revenue from NMI Holdings, Inc. investment banking transaction of $38.3 million removed from 2013 net revenue and added to 2012 net revenue to reflect its April 2012 transaction closing date. Earnings impact of change is estimated to be $20.5 million, which assumes $17 million variable compensation and 4% effective tax rate.
*As a private partnership, taxes have been passed through. This percentage assumes a 35% effective tax rate.
Appropriate valuation comparison is to traditional, high-performing advisory firms with compensation, revenue, and cost models similar to FBR (vs. traditional broker dealers)
FBR current business model sustainable – and profitable – even in difficult markets
Price  / Book
(8/31/14)  /  (6/30/14)
1.0x 3.0x 5.8x 13.4x 3.7x
Price / Earnings
(8/31/14)  /  (trailing 4 quarters)
12.9x 31.8x 57.0x 26.0x n/m

THE BOTTOM LINE

FBR is a uniquely valuable franchise
– a transaction driven business model focused on ideas and execution that make money for our clients – not relying on revenue generated from our capital
– dominant in the high margin initial equity capital raising arena
– operating on a low fixed cost structure
– allowing us to consistently achieve profitability in all market conditions
This stable platform and consistent earnings and profitability have positioned us well for:
– pro-active growth initiatives
– strategic management of capital
– attractive returns on equity
– returning capital to shareholders

Metropolitan Washington, D.C. Headquarters
1001 Nineteenth Street North . Arlington, VA 22209
703.312.9500 T . 703.312.9501 F . www.fbr.com
Boston Houston Irvine (Los Angeles) New York San Francisco
100 Federal Street, 29th Floor
Boston, MA 02110
617.757.2900
9 Greenway Plaza, Suite 2050
Houston, TX 77046
713.226.4700
18101 Von Karman Ave., Suite 950
Irvine, CA 92612
949.477.3100
299 Park Avenue, 7th Floor  New
York, NY 10171
212.457.3300
1 Embarcadero Center, Suite 2140
San Francisco, CA 94111
415.248.2900
Note: Not all services available from  all offices